Segment Information (Details)	6 Months Ended
Jun. 30, 2025
Segment Information [Abstract]
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer
Number of reportable segment	1
Number operating segment	1
Segment Reporting, CODM, Profit (Loss) Measure, How Used, Description	The CODM assessed performance for this segment and decided how to allocate resources based on net loss. The measure of segment assets that was reviewed by the CODM was reported within the Consolidated Balance Sheet as consolidated Total assets. The former CEO performed the assessment of segment performance by using the reported measure of segment loss to monitor actual results.